Exhibit 99.1

Todd Patrick, Chief Executive Officer Brian Varnum, President and Chief Development Officer Steve Martin, Chief Financial Officer April 28, 2020 NYSE American: ARMP

2 I This presentation contains “forward - looking” statements that involve risks, uncertainties and assumptions . If the risks or uncertainties materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward - looking statements . All statements other than statements of historical fact could be deemed forward - looking, including, but not limited to : the potential future of antibiotic resistance ; the ability for bacteriophage therapies to disrupt and destroy biofilms and restore sensitivity to antibiotics ; the planned development strategy, presenting data to regulatory agencies and defining planned clinical studies ; the expected timing of additional clinical trials, including Phase 1 b/Phase 2 or registrational clinical trials ; the drug product candidates to be supplied by Armata for clinical trials ; bacteriophage technology being uniquely positioned to address the global threat of antibiotic resistance ; the protection of intellectual property, including pending and issued patents ; the activities to be performed by specific parties in connection with clinical trials ; the potential use of bacteriophages to treat bacterial infections ; research and development plans ; the development of bacteriophage - based therapies ; the ability to select combinations of phages to formulate product candidates ; the ability to manufacture product candidates ; the pursuit of additional indications ; the safety and efficacy of product candidates ; collaborations with third parties and the potential markets and market opportunities for product candidates ; potential market growth ; our partnership with Merck, known as MSD outside of the United States and Canada ; our ability to achieve our vision, including improvements through engineering and success of clinical trials ; our ability to obtain financing on terms and in amounts that are acceptable to us ; our ability to meet anticipated milestones for 2020 and 2021 ; and any statements of assumptions underlying any of the items mentioned . These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance . Actual results could differ materially from our current expectations . You should not rely upon forward - looking statements as predictions of future events . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward - looking statements will be achieved or occur . Moreover, we undertake no obligation to update publicly any forward - looking statements for any reason to conform these statements to actual results or to changes in our expectations except as required by law . We refer you to the documents that we file from time to time with the Securities and Exchange Commission, including our registration statement, Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K . These documents, including the sections therein entitled “Risk Factors,” identify important factors that could cause the actual results to differ materially from those contained in forward - looking statements . Forward Looking Statements

3 I Two phage product candidates advanced through Pre - IND meeting with FDA • Expected IND filing for P. aeruginosa phage product candidate (AP - PA02) in 1H 2020 – Cystic fibrosis study supported by a $5 million Therapeutics Development Award through the CF Foundation • S. aureus phage product candidate (AP - SA02) IND expected in 2H 2020 – Bacteremia indication subject to third party funding of at least $10 million Merck partnership to develop proprietary synthetic phage • Undisclosed infectious disease target and indication Phage - specific GMP drug manufacturing facilities • In - house manufacturing and formulation capabilities Strong board and executive leadership team • Seasoned drug development team • Successful track record in capital raises, M&A, and exits $25 million private placement completed in March 2020 Investment Highlights A Leader in Phage Therapeutics

4 I Armata Stands on Long History of Phage Development M&A Yields Leading Phage Company Biocontrol Ltd. Pre - IND S. aureus and P. aeruginosa phage SGI Asset Acquisition Synthetic phage platform ▪ Pseudomonas program ▪ Pharma partnered program GMP Facility 25 MDR Cases Under EIND Targeted Antimicrobial Clinical Trials GMP Facility Novolytics Ltd.

5 I Armata’s Capabilities and Operational Overview Built for Product Development, Bench to Clinic Microbiology Phage Discovery Peptide Chemistry Leads Synthetic Biology Manufacturing & Quality Regulatory • Preclinical biology • Deep formulation expertise • Host cell engineering • Two targeted antimicrobial platforms • Robust natural phage discovery library • Synthetic biology improves phage activity • ESKAPE pathogen library; >25,000 isolates • Licensed GMP facility • Fermentation, purification • Testing and release of CTM • QC, QA Discovery Preclinical Development CMC Clinical Candidates Clin. Trial Material Clinical Trials Clinical Development • Experienced team • Multiple INDs, CMC amendments, CSRs, Annual Reports • Electronic filing

6 I Pipeline Phage libraries to address market expansion and new indications Pathogen / Indication Discovery Preclinical IND - Enabling CMC Phase 1b/2 Pseudomonas aeruginosa Cystic Fibrosis Lung Infections Staphylococcus aureus Bacteremia* Undisclosed Partnered AP - PA02 AP - SA02 * pending nondilutive financing

7 I Unmet Need in Antibiotic Resistant Infections Phages May Provide a Powerful Solution to an Urgent Public Health Threat Aug 2019 Xenleta (lefamulin)

8 I Bacteriophages Infection Yields Progeny and Results in Bacterial Lysis Source: Prescott Harley Klein’s Microbiology, 7th Ed. • The most ubiquitous organisms on Earth • Natural predators of bacteria • Highly targeted • Prior history as therapeutic agent – Antibiotics displaced phage use • Drug - resistant threat revitalized phage use

9 I Highly specific bactericidal agents will not disrupt microbiome • Lowers risk of infection by Clostridium difficile and vancomycin - resistant enterococci No toxicities associated with chemical structures • Toxicities associated with antibiotics: kidney, bone marrow, hearing loss… Not an incremental change to an existing chemical structure • Distinct mechanism of bactericidal action • Activity independent of antibiotic resistance • Provides much needed therapy for multidrug - resistant infections Replication competent • Potential to autoregulate dose High potential for added functionality through genetic engineering • Biofilm degradation, bystander killing, tissue localization Differentiating Attributes of Phage vs. Classic Antibiotics

10 I Deadly Infections Successfully Treated With Phage Aortic Graft Pseudomonas Cystic Fibrosis Pseudomonas Cystic Fibrosis Pseudomonas Cystic Fibrosis NTM

11 I Lead Indication Pseudomonas aeruginosa Cystic Fibrosis Lung Infections

Pseudomonas aeruginosa: Respiratory Opportunity

Primary Clinical Inquiry: Cystic Fibrosis

- Chronic *P. aeruginosa* infections occur in 55% of CF patients by age 25
  - Strongly associated with deteriorating lung function, frequent pulmonary exacerbations, increased mortality
- Increased risk of death at 8 years in children with *P. aeruginosa* infection
- Total antibiotic sales in CF market projected to be >$400M in 2020
- Potential uses as frontline therapy or adjuvant therapy

High Prevalence of *P. aeruginosa* in CF Lung Infections



P. aeruginosa
Percentage of Individuals
80
70
60
50
40
30
20
10
0
<2
2 to 5
6 to 10
11 to 17
18 to 24
25 to 34
35 to 44
≥45
Age (Years)

Sources: Cystic Fibrosis Foundation Patient Registry 2018 Annual Data Report; GlobalData

Indication Expansion: Pneumonia

- *P. aeruginosa* infection drives ~300K hospitalizations/year
- *P. aeruginosa* infection associated with high morbidity / mortality
- High cost burden (excess cost of >$40,000/patient)
- Companion rapid diagnostic to drive early use in treatment paradigm

All-Cause Death After 2 years in COPD Patients



PA-positive patients
PA-negative patients
Cumulative incidence (%)
60
40
20
0
0
200
400
600
Follow-up (days)

Source: Eklöf, Clin Microbiol Infect 2019 Jun 22

CF: cystic fibrosis; COPD: chronic obstructive pulmonary disease

12 I

ARMATA PHARMACEUTICALS

13 I In Vitro Killing Kinetics In Vivo Screening Manufacturing Feasibility Integrated Approach Yields Robust Pseud Phage Candidate surveillance Candidate Screening Initial phage pool Identify receptors Genomic analysis ID phage family Confirm lytic Prioritize on desired attributes: Broad host range Distinct receptors Diverse families Relevant Clinical Isolate Screening Cooperativity/ Compatibility Biocompatibility Phage - Based Diagnostic 0 20 40 60 80 100 10 0 10 1 10 2 10 3 10 4 10 5 10 6 10 7 10 8 Activity in Human Plasma Time (minutes) P F U / m L Phage 1 Phage 2 Phage 3

AP-PA02: Phage Product Tailored for *Pa* Respiratory Infections

Multiple-phage product candidate

- Distinct phage families
- Targets multiple different receptor classes
- Cooperative/compatible
- Broadly active against clinical isolates
- Highly potent

Engineering phage-based diagnostic

- Rapid test to drive early use in treatment paradigm
- Highly sensitive, can identify colonized patients

Killing Kinetics Assay in MIC Format


Absorbance at 600 nm
0.8
0.6
0.4
0.2
0.0
4
8
12
16
20
24
Time (h)
Control
<1 ng/ml phage

Diagnostic phage express reporter gene


Susceptible
Non-susceptible
Relative units
LOD
CFUs/ml

Pa: *Pseudomonas aeruginosa*

14 I

ARMATA PHARMACEUTICALS

15 I • cGMP laboratory designed for manufacturing and formulating sterile products – ISO - certified cleanrooms and closed system isolator – Registered with FDA; licensed by California Department of Public Health • Staffing – Independent Quality Unit – cGMP - trained manufacturing and facilities personnel • Production capacity to support manufacturing needs through Phase 3 trials AP - PA02: Product Development Status Utilizing Armata’s Proprietary Phage - Specific GMP Capabilities Capabilities and Capacity • Manufacturing processes established – Efficient production at small scale • Clinical dosing form produced – Nebulized liquid formulation • Near - term US IND filing • Top cystic fibrosis KOLs engaged as study PIs Advancing toward phase 1/2 study in CF patients

16 I Near - term study Follow - on studies Future Opportunities AP - PA02: Clinical Outline Patient population: Medically stable chronically - infected CF patients Route of administration: Nebulized Goals: Safety and tolerability, pharmacokinetics, dose exploration Efficacy endpoints in CF populations Chronically - infected patients Primary/early intermittent infections Exacerbations Pneumonia Prevention (early intervention of colonized intubated patients) Treatment of HAP/VAP

17 I Staphylococcus aureus Program

18 I • Host range coverage of >90% across clinical isolates tested • Robust potency against drug - resistant isolates, including MRSA, VISA, VRSA • Penetrates pre - existing biofilms • Maintains activity in presence of current standard anti - staphylococcal therapy AP - SA02: Phage Product Targeting S. aureus Robust Therapeutic Attributes Biofilm eradication by AP - SA02 AP - SA02 active at very low dose Synergistic activity of AP - SA02 and vancomycin against VRSA

19 I • First indication: S. auerus bacteremia – Subject of nondilutive funding opportunity – Phase 1b/2 dose escalation study • Administered intravenously as an adjunct to best available antibiotic therapy • Demonstrate safety and tolerability of multiple different dose levels • Determine optimal dose for subsequent definitive efficacy studies • Additional indications – Respiratory infections – Periprosthetic joint infections AP - SA02: Opportunities

20 I Corporate Summary

21 I Significant Opportunity to Improve Clinical Outcomes Annual cost of treating all antibiotic - resistant infections in the US: $21 - $34 billion 1 Pseudomonas aeruginosa ARMP candidate AP - PA02 Methicillin Resistant Staphylococcus aureus (MRSA) Bacteremia ARMP candidate AP - SA02 • 32,600 new cases in hospitalized patients 2 • 2,700 deaths 2 • $767 million of attributable healthcare costs 2 • Particularly problematic for cystic fibrosis patients • 323,700 new cases in hospitalized patients 2 • 10,600 deaths 2 • $1.7 billion of attributable healthcare costs 2 • Mortality rates comparable to breast or prostate cancer 1 Infectious Disease Society of America 2 Annually, U.S., 2017. Source: US Centers for Disease Control and Prevention , Antibiotic Resistance Threats in the United State s , 2019 Antibiotic resistant infections result in an additional 8 million hospital days annually in the US 1

22 I Strong Global IP Position Through Pending and Issued Patents 15 Patent Families, Long - Life Patents, Patents Granted in all Major Jurisdictions Expiration dates through 2039 Armata’s patents and applications cover: Therapeutic phage cocktails (Staphylococcus and Pseudomonas) and uses thereof Synthetic phage and methods of manufacture thereof Beneficial effects of phage treatment Phage combinations for treating biofilm infections Sequential use of phages in combination with antibiotics Methods to reduce antibiotic resistance Methods to design therapeutic combination panels of phage Disinfection methods using bacteriophages Phage mutants having increased bacterial host spectra Jurisdiction Issued Pending U.S. 10 12 R.O.W. 60 21

23 I Pseudomonas phage program x Obtained nondilutive funding to partially support clinical studies – Awarded $5 million Therapeutics Development Award through Cystic Fibrosis Foundation • File US IND • Initiate Phase 1b/2 CF study and obtain topline data • Advance into new indication Staphylococcus phage product, AP - SA02 • Obtain nondilutive funding to support IND enabling activities and Phase 1b/2 study in bacteremia • File US IND • Initiate Phase 1b/2 study Anticipated Topline Milestones 2020/2021

24 I Leadership and Board of Directors Diverse Public Company Drug Development Expertise Management Todd R. Patrick CEO Steve Martin CFO Brian Varnum President and CDO Duane Morris VP, Operations Heather Jones VP, Clinical Development Board of Directors Richard Bastiani Chair Joseph M. Patti Odysseas Kostas Sarah Schlesinger Jeremy Curnock Cook Todd Patrick H. Stewart Parker Todd Peterson Syntex Syntex

25 I Cash Position • Completed a $25 million private placement of common stock and warrants with Innoviva , Inc. (NASDAQ: INVA) in March 2020 – Innoviva is a holding company receiving royalties from GSK; $1.3B market capitalization • Armata has cash through mid - 2021 Capitalization • 18.6 million common shares outstanding; no debt • Trades on NYSE American exchange: ARMP • Market capitalization of approximately $60 million Funding and Capitalization As of March 31, 2020

26 I Highlight Summary A Leader in Phage Therapeutics Two bacteriophage candidates in clinical development Natural phage discovery and synthetic biology yield robust pipeline Strong partnerships to support phage development: Merck, Cystic Fibrosis Foundation Phage - specific GMP drug manufacturing facilities Strong Board and Executive leadership team Well capitalized following a $25 million cash investment in Q1 2020 from Innoviva , Inc.